T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Large-Cap Value Fund

Supplement to prospectus dated May 1, 2009

The Portfolio Management paragraph in Section 3 is amended to reflect the following change:

Effective immediately, Mark S. Finn is replacing David R. Giroux as Co-chairman of the fund`s Investment Advisory Committee. Mr. Finn joined T. Rowe Price in 1990 and his investment experience dates from 1998. John D. Linehan and Brian C. Rogers will remain Co-chairmen along with Mr. Finn, and Mr. Giroux will remain a member of the committee.

The date of this supplement is February 25, 2010

E130-041 2/25/10